UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: April 11, 2005

(Date of earliest event reported)

Prospect Energy Corporation

(Exact name of registrant as specified in its charter)

MD	333-114552	43-2048643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 East 40th Street, Suite 4400, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

212 448-0702

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Prospect Energy Corporation Provides Senior Secured Debt and Equity Financing to Stryker Energy II, LLC

Item 9.01. Financial Statements and Exhibits

(a)  Financial statements:

None.

(b)  Pro forma financial information:

None.

(c)  Exhibits:

99.1  Press Release of Prospect Energy Corporation dated April 11, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2005
PROSPECT ENERGY CORPORATION
By: /s/ John F. Barry III
John F. Barry III
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Release dated April 11, 2005